SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  April 5, 1999
---------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-53859            13-3672337
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(State or Other Jurisdiction           (Commission        (I.R.S. Employer
      of Incorporation)               File Number)        identification No.)


        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office

       Registrant's telephone number, including area code: (212) 667-9300

Item 5.   Other Events.

     Attached as Exhibit 1 to this Current Report is the Underwriting Agreement (as defined below) for the Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). On March 19, 1999, Goldman, Sachs & Co. ("Goldman, Sachs") and Lehman Brothers Inc. ("Lehman" and, together with Goldman, Sachs, Donaldson, Lufkin & Jenrette Securities Corporation and Nomura Securities International, Inc., the "Underwriters"), as representatives of the Underwriters, entered into an underwriting agreement, dated March 19, 1999 (the "Underwriting Agreement") with Asset Securitization Corporation (the "Company"), The Capital Company of America LLC and Nomura Holding America Inc. in connection with the sale of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (the "Public Certificates"). The Public Certificates were offered pursuant to a prospectus and a prospectus supplement, each dated March 19, 1999.

     Attached as Exhibit 2 is the Pooling and Servicing Agreement (as defined below) for the Certificates. On March 25, 1999, the Company caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 11, 1999, by and among the Company, as depositor, First Union National Bank, as servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent, of the Certificates, issued in nineteen classes: the Class A-1, the Class A-2, the Class A-3, the Class A-4, the Class B, the Class C, the Class D, the Class E, the Class X, the Class G, the Class H, the Class J, the Class K, the Class L, the Class M-1, the Class M-2, the Class R and the Class LR Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits
------------------------- ------------------------ ----------------------------
                          Item 601(a) of
Exhibit No.               Regulation S-K           Description
                          Exhibit No.
------------------------ ------------------------ -----------------------------
1                         1                        Underwriting  Agreement,
                                                   dated March 19, 1999
------------------------- ------------------------ ----------------------------
2                         4                        Pooling  and   Servicing
                                                   Agreement, dated as of
                                                   March 11, 1999
------------------------- ------------------------ ----------------------------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    ASSET SECURITIZATION CORPORATION


                                    By: /s/     Brad Altberger
                                        ----------------------------------------
                                        Name:   Brad Altberger
                                        Title:  Director


Date:  April 5, 1999